Company Presentation May 2009 (NYSE AMEX: PDC) www.pioneerdrlg.com Exhibit 99.1

Forward-looking Statements
This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,”
“goal,” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations.  Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among others: general and regional economic conditions and industry trends; the continued strength of the contract land drilling industry in the geographic areas where the Company operates;
decisions about onshore exploration and development projects to be made by oil and gas companies; the highly competitive nature of the contract land drilling business; the Company’s future financial performance, including availability, terms and deployment of capital; the continued availability of qualified personnel; changes in governmental regulations, including those relating to the environment; the political, economic and other uncertainties encountered in the Company's international operations and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Many of these factors have been discussed in more detail in the
Company's annual report on Form 10-K for the fiscal year ended December 31, 2008 and quarterly report on Form
10Q for the quarter ended March 31, 2009.  Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward looking statements.

Pioneer Overview
Businesses Land driller and production services company
Drilling Services
- 71 high-quality drilling rigs capable of drilling
6,000-18,000 feet / operations in Lower 48 & Colombia
Production Services
- 74 workover rigs, 61 wireline units,
fishing & rental tools worth $15 million / operations in Lower 48
Ticker Symbol
NYSE AMEX US: PDC
Market Cap (5/18/09)
$323 million
Stock Price (5/18/09)
$6.42
Average daily trading volume approximately 384,000 shares
Public float approximately 50 million shares
Employees
1,500
Headquarters
San Antonio, Texas

Balanced Business Mix, Focus on Returns
Modern, high-quality drilling and well services fleet provides a competitive advantage in up and down markets
– Over 80% of drilling rig fleet is new or upgraded since 2001
– Newest, most premium workover rig fleet in the U.S.
Geographic diversification
– Broad reach in the U.S.
– Concentrated international operations in Colombia
– Exploring other expansion opportunities in Latin America
Production Services offers market diversification, strong
margins
Focused on buying/building assets at the right time at the right price

Strategic Growth Initiatives
Disciplined program of acquisitions
and new-builds
– Acquired 39 rigs through 9 strategic acquisitions
– Built 31 rigs, with the newest 2000-horsepower rig
to be delivered later in May 2009.
International Expansion
– September 2007– Launched land drilling operations
in Latin America.
Oilfield Services Diversification
– March 2008 – Formed Production Services Division
through the $340 million acquisition of WEDGE
Companies and Competition Wireline.

Revenue
(1)
EBITDA
(2)
Contribution by Division
(1) Revenue percentages are based on revenues of $428.2 million and $170.1 million for Drilling Services and Production Services, respectively, for the trailing twelve months ended March 31, 2009.
(2) Earnings before interest, taxes, depreciation and amortization, and impairments (EBITDA) percentages are based on EBITDA of
$147.7 million and $60.0 million for Drilling Services and Production Services, respectively, for the trailing twelve months March 31,
2009.
Drilling
Services
72%
Production
Services
28%
Drilling
Services
71%
Production
Services
29%

7 Drilling Services Division

The islands of Malpelo, Providencia, and San Andrés are not shown.
Santa Marta
Caribbean Sea
Barranquilla
Cartagena
0 150 300 km
0 150 300 mi
PANAMA
Coveñas
Turbo
Cúcuta
VENEZUELA
North Pacific Ocean
Medellín
Ibagué
BOGOTÁ
Buenaventura
Cali
Colombia
Tumaco
Pasto
Mitú
ECUADOR
BRAZIL
Amazon
PERU
Leticia

Drilling Services Operating Locations
UT
MT
CO
KS
ND
LA
OK
TX
East Texas Division 22 Rigs
South Texas Division 17 Rigs
North Texas Division 8 Rigs
Utah Division 6 Rigs
North Dakota Division 7 Rigs
International – Colombia 5 Rigs
Cold Stacked Rigs 6 Rigs
Division Rig Counts

Efficient, High-Quality Assets
One of the youngest fleets in the industry
– Over 80% of fleet was either built new or has been upgraded and refurbished within the last six years
– 44% of fleet comprised of new-build rigs or acquired rigs since 2001
– Requires less maintenance expense and provides competitive advantage in difficult market
Designed for efficiency and effectiveness, with modern mud pumping and cleaning systems
Iron roughnecks installed on 63% of active U.S. drilling rigs to enhance safety and efficiency
Topdrives on 11 drilling rigs, 2 spares and 2 more pending delivery
– Increased drilling speeds in both vertical and horizontal wells

Average utilization
Rig count at period end
FY 2000
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006
FY 2007
FYE 12/31/07*
FY 2008
Mar 2009

Focused on Growth
and
Return on Investment
Maintained high utilization rate while growing fleet
Emphasis on growth at the right price
Disciplined program of acquisitions and new-builds
Acquired 39 rigs at average of $2.4 million per rig
Built 31 rigs at average cost of $9.8 million per rig
*  Fiscal year end was changed from March 31 to December 31 effecti ve on December 31, 2007
66%
91%
82%
79%
88%
96%
95% 95%
89% 89%
52%
8
16
20
24
35
50
56
65
69
70
71
0%
25%
50%
75%
100%
-
10
20
30
40
50
60
70
80
Average Utilization Rig Count at Period End

Strong Utilization Through the Cycles
One of strongest drilling rig utilization rates in the industry – in top 2 over last 8 years
Averaged 88% utilization through cycles since 1Q 2001
Drillers with the newest, highest quality equipment win customers in down cycles
Source:  Domestic utilization rates based on calendar years and obtained from Form 10-K, Form 10-Q reports and press releases.
0%
20%
40%
60%
80%
100%
Q1 '01 Q3 '01 Q1 '02 Q3 '02 Q1 '03 Q3 '03 Q1 '04 Q3 '04 Q1 '06 Q3 '06 Q1 '07 Q3 '07 Q1 '08 Q3 '08 Q1 '09
Pioneer Helmerich & Payne Grey Wolf Patterson-UTI Nabors Bronco

International Expansion
Why Colombia?
– Provides geographic diversification
– Strong E&P spending expected to continue
– Stable government encourages foreign
investment
– In 2008, drilling margins were 20% to 25% above
US average drilling margins
Current status of Colombian operations
– 3 rigs operating under drilling contracts and
actively marketing 2 rigs located in Colombia
Pioneer Rig 301, National 110UE, diesel-electric,
1,500-HP rig operating outside the city of Neiva,
Colombia.

Challenging Year Ahead
Oversupply of natural gas in U.S. putting downward pressure
on price expectations for 2009.
Lower natural gas price expectations, plus depressed stock
prices, tight credit markets and global recession, have caused operators to significantly reduce 2009 capital budgets.
For the week ending 5/8/09, the U.S. land rig count was 868
rigs, a decline of 55% from the August 2008 peak of 1,938
rigs*.  The more recent diminishing rate of decline in the U.S.
land rig count suggests a bottom in the industry cycle is near.
Pioneer recently cold stacked 6 rigs that were operating in
Western Oklahoma.
*    Source: Baker Hughes

14 Production Services Division

Advantages of Production Services
Complementary services -- well services, wireline, fishing and rental tools
– Less cyclical cash flow and earnings stream
– New platforms for growth in domestic and internation market
– Somewhat counter cyclical to land drilling business
Premium assets with an average age of 1.5 years for workover rigs and 3 years for wireline units
Attractive margins – approximately 45% to 50% in 2008
Overlapping market presence creates cross-selling opportunities
Seasoned management team, each with over 25 years of industry experience and proven track record of managing growth
Transformation of Pioneer from a pure-play U.S. land driller into a multi-national, energy services provider

Production Services New-build Program
New-build orientation
– 99% of well service equipment is 550-600
horsepower rigs capable of working at
depths of 20,000 feet
– Custom-designed wireline units and
proprietary open hole wireline tools
New equipment strategy has led to gains in
market share
– Customers prefer new equipment
– Young fleet attracts the best operating
personnel
– Minimal downtime and expenses
– Increases efficiency and safety
Pioneer workover rig, a new National 5C, 550 HP
working outside the city of Bryan, Texas.

0
12
24
45
59
61
6
20
27
55
74 74
0
10
20
30
40
50
60
70
80
2004 2005 2006 2007 2008 1Q 2009
17
Production Services New-build Program (Cont.)
Fishing & Rental Services Gross
Equipment and Tools Value
Wireline Units And
Workover Rigs
45
59
Wireline Units
Workover Rigs
Information for the years 2004 to 2007 represents workover rig and wireline unit counts and fishing and rental tool inventory values when the Production
Services business was owned by WEDGE group.
$-
$2.8
$11.7
$12.9
$14.8 $14.8
$-
$2
$4
$6
$8
$10
$12
$14
$16
2004 2005 2006 2007 2008 1Q 2009
Dollar amounts in millions

This map illustrates Pioneer's production services areas of operation. The green dots denote the company's well servicing division offices, the blue dots denote the company's wireline division offices and the orange dots denote the company's fishing and rental services division offices.

PIONEER DRILLING COMPANY

Production Services Locations
Geographic footprint that compliments Drilling Services Division
• Well Services
(74 workover rigs)
• Wireline Services
(
)
• Fishing and Rental
Tools Services
($15 million equipment)
UT
MT
CO
KS
ND
LA
OK
TX
61 wireline units

19 Management

Experienced Management Team
Wm. Stacy Locke - President and Chief Executive Officer
Joined Pioneer as President in 1995
Seven years experience in investment banking, six years experience as exploration geologist
B.A. in Geology from the University of California Santa Barbara, MBA in Finance from Southern Methodist
University
Lorne E. Phillips – Executive Vice President and Chief Financial Officer
Joined Pioneer in February 2009, after ten years experience with Cameron International Corporation, most recently as Vice President and Treasurer
International and multi-business unit experience, investment banking experience
B.A. from Rice University, MBA from Harvard Graduate School of Business
F.C. “Red” West - Executive Vice President and President of Drilling Service Division
45 years experience in the drilling services industry
Supervised the drilling of over 7,000 wells
Joe Eustace – Executive Vice President and President of Production Services Division
Joined WEDGE in 2004 as President of WEDGE Oil and Gas Services
Served as Group Vice President for Key Energy Services from 1998 – 2004
Served as VP of Operations for Dawson Production Services from 1982 until acquired by Key Energy Services in
1998
Carlos R. Pena – Vice President, General Counsel, Secretary and Compliance Officer
Joined Pioneer in October 2008 and practicing law since 1992
Experience providing both outside corporate and securities counsel and in-house M&A counsel
B.A. from Princeton, law degree from the University of Texas at Austin

Experienced Management Team (Cont.)
Left to Right: Donald Lacombe, Senior Vice
President of Drilling Services Division – Marketing
and Red West, President of the Drilling Services
Division.
Left to Right: Joe Freeman, Vice President of Well
Services, Mark Gjorvig, Vice President of Wireline
Services, Joe Eustace, President of the Production
Services Division, Randy Watson, Vice President of
Fishing and Rental Services.
Drilling Services Division Production Services Division

22 Financial Overview

12 Mo
$600
$500
$400
$300
$200
$100
$-
----------------12 Months ----------------
-
9 Mo
3 Mo
FY 2004
FY 2005
FY 2006
FY 2007
FY Dec 2007 (1)
FY 2008
1Q 2009

12 Mo
$200
$150
$100
$50
$-
----------------12 Months ----------------
9 Mo
3 Mo
FY 2004
FY 2005
FY 2006
FY 2007
FY Dec 2007 (1)
FY 2008
1Q 2009

PIONEER DRILLING COMPANY

Historical Financial Performance
Revenue 2004 - 2009
EBITDA
(2)
2004 - 2009
(1) FY 2004 - FY 2007 data based on Company fiscal years ended March 31. Due to the change in fiscal year end from March 31 to
December 31, FY Dec 2007 information represents the nine month fiscal year ended December 31, 2007.
(2) See page 25 for EBITDA reconciliation.

Capitalization
Capital Expenditures
Actuals
FY 2008
Actuals
1Q 2009
Budget
FY 2009
Routine 22.6 $               6.5 $                 23.9 $
Discretionary 125.5                10.6                  41.3
FY 2009 Budget 148.1                17.1                  65.2
FY 2008 Budget carryover
to be incurred in FY 2009 -                        9.6                      19.3
148.1 $             26.7 $               84.5 $
(In Millions)
(In Millions)
Capitalization
At Mar 31, 2009
Cash 30.0 $
Debt:
    Senior secured credit facility $400 million 257.5 $
    Subordinated notes payable and other 5.8
      Total debt 263.3 $
Total shareholders' equity 414.6 $
Total capitalization 677.9 $
Debt to total capitalization ratio 39%

Reconciliation of EBITDA to Net Income
($ in Millions)
(1)    Due to change in fiscal year end from March 31 to December 31 that was effective December 31,
2007, Pioneer had a nine month fiscal year ended December 31, 2007.
Nine Months Fiscal Yr Qtr
and FY Ended Ended Ended
3/31/04 3/31/05 3/31/06 3/31/07 12/31/07 (1) 12/31/08 03/31/09
EBITDA 16.6 41.8 111.4 179.9 104.2 214.8 27.8
Depreciation & Amortization (16.2) (23.1) (33.4) (52.9) (48.9) (88.1) (25.5)
Net Interest (2.6) (1.7) 1.9 3.8 2.4 (11.8) (1.9)
Impairment charges - - - - - (171.5) -
Income Tax (Expense) Benefit 0.4 (6.4) (29.3) (46.6) (18.1) (6.1) 0.2
Net Income (Loss) (1.7) 10.8 50.6 84.2 39.6 (62.7) 0.6
Fiscal Year Ended

PIONEER DRILLING COMPANY

PIONEER DRILLING COMPANY

26